                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              AmSouth Mutual Funds
                                3435 Stelzer Road
                               Columbus, OH 43219
                          ----------------------------
                (Name of Registrant as Specified in its Charter)

                              Alan G. Priest, Esq.
                                  Ropes & Gray
                       1301 K Street, N.W., Suite 800 East
                             Washington, D.C. 20005
                          ----------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies: N/A
    2) Aggregate number of securities to which transaction applies: N/A
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined): N/A
    4) Proposed maximum aggregate value of transaction: N/A
    5) Total fee paid: N/A.

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount previously paid:
          2) Form, Schedule or Registration Statement No.:
          3) Filing Party:
          4) Date Filed:
Notes:

To AmSouth Capital Growth Fund Shareholders:

    The purpose of this proxy package is to announce that a Shareholder Meeting (the "Meeting") for the AmSouth Capital Growth Fund (the "Fund") has been scheduled for November 15, 1999. The purpose of this Meeting is to submit to the Shareholders for a vote an important matter regarding the management of the Fund.

    After considering the present investment objective of the Fund and the continued prospects for increased capital growth, the Trustees of the AmSouth Mutual Funds have concluded that it would be in the best interests of the Fund's Shareholders to amend the Fund's investment objective to concentrate primarily on seeking capital appreciation rather than on seeking growth of income. The attached proxy statement is designed to give you information relating to the proposal on which you will be asked to consider and vote.

    While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card. In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. You may vote your shares in any of three methods 1) by mail signing and returning the enclosed proxy card in the postage prepaid envelope provided; 2) by telephone, by calling the toll-free number and following the telephone voting instructions included with the proxy materials; or 3) by internet, by contacting the website www.proxyvote.com and following the internet voting instructions included with the proxy materials.

    We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or AmSouth Mutual Funds directly at 1-800-451-8382.

    Your vote is very important to us. As always, we thank you for your confidence and support.
                                                  Sincerely,

                                                  J. David Huber
                                                  Chairman
                                                  AmSouth Mutual Funds

                      PLEASE VOTE BY MAIL, PHONE, OR EMAIL
                          YOUR VOTE IS VERY IMPORTANT

                       IMPORTANT SHAREHOLDER INFORMATION

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, the Fund may incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO AMEND THE INVESTMENT OBJECTIVE OF THE AMSOUTH CAPITAL GROWTH FUND?

A. After considering the Fund's present investment objective -- long-term capital appreciation and growth of income -- the Board of Trustees of the AmSouth Capital Growth Fund has determined that market conditions indicate that it is desirable to concentrate exclusively on capital appreciation rather than dividing the objectives of portfolio management between capital appreciation and growth of income.

Q. WHAT WILL HAPPEN TO MY INVESTMENT IN THE CAPITAL GROWTH FUND IF THIS PROPOSAL IS APPROVED?

A. The Fund assets will be invested according to the principal objective of capital appreciation without seeking growth of income.

Q.  WHAT IF I DO NOT VOTE?


A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of September 27, 1999. In the event that not enough shareholders vote to achieve quorum, the Fund may be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot or vote by phone or e-mail as soon as possible.


Q.  HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of the AmSouth Mutual Funds, including the independent members, recommends that you vote "FOR" all of the items on the enclosed proxy ballot. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q.  WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator, investment representative, or the AmSouth Mutual Funds directly at 1- 800-451-8382.

              THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
          BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT

                              AMSOUTH MUTUAL FUNDS
                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                        THE AMSOUTH CAPITAL GROWTH FUND
                          TO BE HELD NOVEMBER 15, 1999


     A Special Meeting of the shareholders of the AmSouth Capital Growth Fund (the "Fund"), will be held at 10:00 a.m., Eastern time, at the offices of the AmSouth Mutual Funds, at 3435 Stelzer Road, Columbus, OH 43219 on November 15, 1999 for the following purposes:


     1. To consider the amendment of the Fund's investment objective.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed September 27, 1999 as the record date for determination of shareholders entitled to vote at this Special Meeting.

                                                  By Order of the Trustees,

                                                  James L. Smith
                                                  Secretary
                                                  AmSouth Mutual Funds

October 4, 1999


PROMPT VOTING BY MAIL, PHONE, OR EMAIL IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE, TOLL FREE PHONE NUMBER AND EMAIL ADDRESS ARE ENCLOSED FOR YOUR CONVENIENCE.

                              AMSOUTH MUTUAL FUNDS

                                PROXY STATEMENT

     THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (THE "TRUSTEES") OF THE AMSOUTH MUTUAL FUNDS WITH RESPECT TO THE AMSOUTH CAPITAL GROWTH FUND (THE "FUND"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Funds or by appearing personally at the November 15, 1999 special meeting of shareholders of the Fund (the "Special Meeting").


     Only shareholders of record at the close of business on September 27, 1999 will be entitled to vote at the Special Meeting. As of September 27, 1999, there were issued and outstanding 2,824,673 Shares of the Fund, each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote. Shareholders will vote on the proposal to amend the Fund objective and on any other business as may properly come before the Special Meeting.


     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     AmSouth Mutual Funds' Declaration of Trust and By-laws do not provide for annual shareholder meetings, and no such meetings are planned for 2000. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by AmSouth Mutual Funds within a reasonable period of time prior to printing and mailing proxy materials for such meeting.


     The Funds' executive offices are located at 3435 Stelzer Road, Columbus, Ohio, 43219. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about October 4, 1999.


     A copy of the Funds' Annual Report dated July 31, 1999, and Semi-Annual Report dated January 31, 1999, is available upon request and may be obtained by calling 1-800-451-8382.

                                  THE PROPOSAL

                         APPROVAL OR DISAPPROVAL OF THE
                       AMENDMENT OF THE FUND'S OBJECTIVES

     This Special Meeting is being called for the purpose of approving the proposed amendment to the Fund's investment objective. After considering the present investment objective of the Fund and the continued prospects for increased capital growth, the Trustees of the AmSouth Mutual Funds have concluded that it would be in the best interests of the Fund's Shareholders to amend the Fund's objective to solely seek capital appreciation rather than pursuing a dual objective of seeking both capital appreciation and growth of income.

     The Fund's investment objective would be amended effective December 1, 1999 as follows:

        CURRENT OBJECTIVE                     PROPOSED OBJECTIVE
----------------------------------    ----------------------------------
"seeks long-term capital              "to seek long-term capital
appreciation and growth of income     appreciation by investing
by investing primarily in a           primarily in a diversified
diversified portfolio of common       portfolio of common stocks and
stocks and securities convertible     securities convertible into common
into common stocks such as            stocks such as convertible bonds
convertible bonds and convertible     and convertible preferred stocks."
preferred stocks."

     After due deliberation, on June 24, 1999, the Trustees unanimously approved the amendment of the Fund's investment objective and resolved that the proper time had come to present the issue to the shareholders. Shareholder approval of the proposed amendment to the investment objective requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDMENT OF THE FUND'S INVESTMENT OBJECTIVE.

                                 AmSouth Proxy

     Total return on your investment in the Capital Growth Fund is generated from a combination of capital appreciation (i.e., increases in the value of the stocks the Fund holds) and dividend income from those stocks. Currently, the investment objective directs the portfolio manager to seek both components of total return in selecting securities for the Fund. However, both in current market conditions and, more importantly, over longer time periods, the portfolio manager of the Fund believes that managing solely for the achievement of capital appreciation holds the most promise of maximizing total return for shareholders. Of course, in the past, and almost certainly in the future, there will be periods where a strategy of seeking income, or a combination of seeking income and capital appreciation, will produce greater total returns than solely seeking capital appreciation. Moreover, growth stocks are often more volatile than other stocks and, therefore, may pose greater risk, particularly for short term investors. Furthermore, there can be no assurance that the Fund will succeed in meeting its investment objective. Nonetheless, the management of the Capital Growth Fund believes that the proposed new objective, with its exclusive focus on the production of capital appreciation, holds more potential for maximizing total return over long periods than the current investment objective. Regardless of whether the proposed amendment to the investment objective is or is not adopted, the Capital Growth Fund is not an appropriate investment for short term investors and poses significant investment risk, including loss of principal.

                          OTHER MATTERS AND DISCRETION
                         OF PERSONS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

     In the event that a shareholder signs and returns the proxy card, but does not indicate a choice on the proxy card, the proxy attorneys will vote those shares in favor of the proposal to amend the investment objective.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, fax or personal interview conducted by certain officers or employees of AmSouth Mutual Funds or AmSouth Mutual Funds' service providers or, if necessary, a commercial firm retained for this purpose. The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material will be borne by the Fund. Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation materials to the beneficial owners of Shares of the Funds.

     The Funds' Investment Advisor is AmSouth Bank.

     The Investment Sub-Advisor to the Capital Growth Fund is Peachtree Asset Management.

     The Funds' principal distributor is BISYS Fund Services, an Ohio Limited Partnership and subsidiary of The BISYS Group, Inc.

     The Funds' principal administrator is ASO Services Company, a wholly-owned subsidiary of The BISYS Group, Inc.


     As of September 27, 1999, the AmSouth Mutual Funds believe that AmSouth and its bank affiliates were the Shareholders of record of 10.58% of the AmSouth Capital Growth Fund's Shares. As a consequence, AmSouth may be deemed to be a controlling person of the Capital Growth Fund under the 1940 Act.



     The following list indicates the ownership of record of the shareholders who, to the best knowledge of AmSouth Mutual Funds, were the owners of 5% or more of the outstanding Class A, Class B, and Premier Shares of the Capital Growth Fund as of September 27, 1999:



                                                            PERCENTAGE OF
NAME AND ADDRESS                                          OWNERSHIP BY CLASS
----------------                                          ------------------
Kenneburt & Company                                        Premier Shares
P.O. Box 11426 CSTDY UNIT                                     97.0067%
Birmingham, AL 35202-1426

NFSC FBO 010-849340                                        Classic Shares
Delmo R. Payne                                                5.2397%
400 River Birch Drive
Hackleburg, AL 35564


     As of September 27, 1999, the Officers and Trustees of the Fund owned less than 1% of the Fund's outstanding Shares.

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.


OCTOBER 4, 1999

                           AMSOUTH CAPITAL GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, NOVEMBER 15, 1999

 THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE AMSOUTH MUTUAL FUNDS.

The undersigned hereby appoints James L. Smith and Jeffrey C. Cusick, and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the AmSouth Capital Growth Fund on Monday, November 15, 1999 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

1. Approval of the amendment to the Capital Growth Fund investment objective to manage exclusively for capital appreciation.

           FOR                   AGAINST                   ABSTAIN
           [ ]                   [ ]                       [ ]

2. To transact any other business as may properly come before the meeting or any adjournment thereof.

           FOR                   AGAINST                   ABSTAIN
           [ ]                   [ ]                       [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (1) AND (2).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


         Please be sure to sign and date this Proxy.

         ----------------------------------------
         Signature of Shareholder(s)

         ----------------------------------------
         Signature of Shareholder(s)

         Dated:______________, 1999

PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE IF VOTING BY MAIL. IF VOTING BY PHONE, CALL 1-800-690-6903. IF VOTING BY EMAIL (www.proxyvote.com) OR PHONE YOU WILL NEED THE FOLLOWING CONTROL
NUMBER:   [           ].

                                                AMSOUTH
  Two Quick and Easy Ways                        MUTUAL
  To Vote Your Proxy Instantly                   FUNDS

As a valued AmSouth Capital Growth Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to vote your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement, which outlines an important issue affecting your fund, select one of the following quick and easy methods to register your vote -- accurately and immediately.

Vote On-Line

1. Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2. Go to Web site WWW.PROXYVOTE.COM.
3. Enter the 12-digit Control Number found on your Proxy Card
4. Cast your vote using the easy-to-follow instructions.

Vote By Toll-Free Phone Call

1. Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2. Call the toll-free Number found on your Proxy Card.
3. Enter the 12-digit Control Number found on your Proxy Card.

4. Cast your vote using the easy-to-follow instructions.

*DO NOT MAIL THE PROXY CARD IF VOTING BY INTERNET OR TELEPHONE.